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                                                                   EXHIBIT 10.19

                             INVESTMENT AGREEMENT

     This Investment Agreement is dated as of May 19, 2000 and is entered into by and among Capsule Communications, Inc. (the "Company"), Gold & Appel Transfer, S.A. ("G&A") and Foundation for the International Non-governmental Development of Space ("FINDS" and, together with G&A, "Investors").

     Intending to be legally bound, the parties hereto agree as follows:

     1. On the date hereof, the Company shall issue to G&A and FINDS 666,667 and 333,333 shares of the Company's common stock ("Common Stock"), respectively, in full payment of the outstanding principal of, and accrued interest on, the loans previously made by G&A and FINDS to the Company in the respective original principal amounts of $1.0 million and $500,000. Investors acknowledge that the shares of Common Stock to be issued to them pursuant to this Paragraph 1 have not been registered under the Securities Act of 1933 or any state securities laws, and are being acquired by them for their own account for investment purposes and without a view to distribution.

     2. Investors jointly and severally agree to purchase from the Company additional shares of Common Stock in two installments for an aggregate purchase price of $3.0 million, as follows:

        a. On June 30, 2000, Investors will wire to the Company the aggregate sum of $1.5 million, and in exchange therefor the Company will issue to Investors, in such proportions as Investors may specify, a number of shares of Common Stock equal to the quotient (rounded so as to avoid fractional shares) that results from dividing $1.5 million by the higher of (i) the 30-trading day average closing sale price of the Common Stock for the period ending at the close of business on June 29, 2000 and (ii) $1.25.

        b. On or before December 29, 2000, but in no event prior to September 29, 2000 Investors will wire to the Company upon 10 days prior notice from the Company, the aggregate sum of $1.5 million, and in exchange therefor the Company will issue to Investors, in such proportions as Investors may specify, a number of shares of Common Stock equal to the quotient (rounded so as to avoid fractional shares) that results from dividing $1.5 million by the higher of (i) the 30-trading day average closing sale price of the Common Stock for the period ending at the close of business the day prior to the investment and (ii) $1.25.

     3. Investors acknowledge that the shares of Common Stock that they will acquire pursuant to Paragraph 2 will not have been registered under the Securities Act of 1933 or any state securities laws, and represent and warrant that they are acquiring such shares for their own account for investment purposes and without a view to distribution.

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     4. The obligation of Investors and the Company under Paragraph 2 may be terminated at the election of Investors or the Company in the event that the Company is acquired, whether by merger or other business combination.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        capsule communications, inc.


                                        By:     /s/ D. B. Hurwitz
                                                -----------------
                                        Name:   David B. Hurwitz
                                        Title:  President & CEO


                                        Gold & Appel Transfer, S.A.

                                        By:     /s/ Walt Anderson
                                                -----------------
                                        Name:   Walt Anderson
                                        Title:  Power of Attorney


                                        Foundation for the International
                                        Non-governmental Development of Space

                                        By:     /s/ Walt Anderson
                                                -----------------
                                        Name:   Walt Anderson
                                        Title:  President